Holly Corporation Presentation to the Arizona Petroleum Marketers Association Annual Convention August 2007

Disclosure Statement Statements made during the course of this presentation that are not historical facts are "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward- looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of Holly Corporation. Actual results may differ materially from those discussed during the presentation. Such risks and uncertainties include but are not limited to risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum products in Holly's markets, the demand for and supply of crude oil and refined products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies or shutdowns in refinery operations or pipelines, effects of governmental regulations and policies, the availability and cost of financing to Holly, the effectiveness of Holly's capital investments and marketing and acquisition strategies, the possibility of terrorist attacks and the consequences of any such attacks, and general economic conditions. Additional information on risks and uncertainties that could affect the business prospects and performance of Holly is provided in the most recent reports filed with the Securities and Exchange Commission. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. Holly undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Overview of Holly Corporation Holly Distinctives Holly's Commitment To Its Markets Concluding Remarks Presentation Agenda / Topics

Overview of Holly Corporation

Our Mission: Our mission is to be a premier U.S. petroleum refining and wholesale marketing company as measured by superior financial performance and sustainable, profitable growth. We seek to accomplish this by operating safely, reliably and in an environmentally responsible manner, effectively and efficiently operating our existing assets, offering superior products and services, and growing organically and through strategic acquisitions. We strive to outperform our competition due to the quality and development of our people and our assets. We endeavor to maintain an inclusive and stimulating work environment that enables each employee to fully contribute to and participate in the Company's success.

Our Values: Health & Safety: We put health and safety first. We conduct our business with high regard for the health and safety of our employees, contractors, and neighboring communities. We continuously strive to raise the bar, guided by our stringent health and safety performance standards. Environmental Stewardship: We care about the environment. We are committed to minimizing environmental impacts by reducing wastes, emissions, and other releases. We understand that it is a privilege to conduct our business in the communities where we operate. Corporate Citizenship: We obey the law. We are committed to promoting sustainable social and economic benefits wherever we operate. Honesty & Respect: We tell the truth and respect others. We uphold high standards of business ethics and integrity, enforce strict principles of corporate governance, and support transparency in all our operations. One of our greatest assets is our reputation for acting ethically in the interests of employees, shareholders, customers, business partners, and the communities where we operate. Continuous Improvement: We must continually improve. Innovation and high-performance are our way of life. Our culture creates a fulfilling environment which enables employees to reach their full potential. We believe a positive attitude toward constructive change is essential.

Holly Corporation (NYSE: HOC) Overview Independent refiner in Southwest / Rocky Mountain states Own 2 refineries: New Mexico & Utah Wholesale marketer supplying West Texas, Arizona, New Mexico, Colorado, Utah, Nevada, Idaho, Washington, and Northern Mexico Noted by Forbes magazine as #1 in the Oil & Gas Sector in 20051 and 20062 15-year shareholder return-80% annually 25-year earnings per share growth-52% annually

Asset Summary Holly's refineries operate in the high margin & growth Southwest & Rockies markets 109,000 bpd of refining capacity All HOC refineries directly connected to Domestic / Canadian crude trading hubs Extensive crude oil gathering network in West Texas and Southeast New Mexico for the Navajo Refinery Over 1,600 miles of product pipelines 11 Terminals in 5 states (3 of the terminals are 50% owned) 70% interest in Rio Grande Pipeline Company, a joint venture with BP

Holly Distinctives

Holly Strengths Over 35 years in the refining business Operates in high-growth, high-margin Southwest & Rocky Mountain regions Consistently profitable: never had a loss year in the refining business Management team with an average of over 25 years of industry experience Industry leading return on capital Conservative balance sheet / capital structure Focused on refining asset growth Focused on growing shareholder value Focused on our markets & serving our customers

Holly Strength: Industry Leading Profitability Latest 12 Months1 5-Year Average2 Well positioned financially to support continued growth and success 1Four quarters ended 6/30/07 2Five years ended 12/31/06

Holly Strength: Conservative Balance Sheet Latest 12 Months1 5-Year Average2 1Four quarters ended 6/30/07 2Five years ended 12/31/06 Well positioned financially to support continued growth and success

Holly's Commitment Its Markets

Navajo / Woods Cross Refinery Crude Processing Capacity 1969 Early 1980's Early 1990's 2003 Wood Cross Acquisiton 2006-07 CURRENT TOTAL NRC Planned Expansion Woods Cross Planned PLANNED TOTAL East 0 16 30 65 75 101 0 111 126 0 West 16 14 35 10 26 10 111 15 5 131 0 16k bpd 15k bpd 30k bpd 14k bpd 10k bpd* *Interim Navajo Refinery expansion in 2006 to 83,000 bpd; full expansion of Navajo Refinery to 85,000 bpd scheduled for completion in 2008. 26k bpd 111k bpd* 15k bpd 131k bpd 5k bpd Present: Up 70% since early 1990's Future: Up 18% by 2009

Capital Spending Plan - Elements of both Offense & Defense: Expanding refining capacity 19% by 2009 --from 109,000 bpd to 131,000 bpd Increasing cost-advantaged crude mix by over 37% by 2010 --from 5,000 bpd to 55,000 bpd All projects to take advantage of growing markets in the Southwest and the Rockies

Navajo Refinery: --Expansion and Feedstock Flexibility Project Summary: Overall project expected to be completed in two phases. Phase I: Expand crude capacity to approximately 100,000 bpd (1Q '09) Revamp existing crude unit, new gas oil hydrocracker, new hydrogen plant, SRU Phase II: Ability to capture light/heavy crude differentials on up to 40,000 bpd of throughput (2010*) Revamp second existing crude unit, new solvent de-asphalter Requires pipeline access between Cushing, OK and Holly's facilities Increase production of gasoline & diesel by more than 15,000 bpd Production of PG quality asphalt Projected cost: Phase I--$164 million; Phase II--$61 million Estimated completion: Phase I-1Q '09; Phase II-2010* *Timing contingent on pipeline to transport Canadian and other foreign crudes

Woods Cross Refinery: --Expansion and Feedstock Flexibility Project Summary: Expand refinery by 19% to 31,000 bpd Install new gas oil hydrocracker, add Black Wax desalter, and expand sulfur recovery capacity Feed stock flexibility to process up to 15,000 bpd of Black Wax or 10,000 bpd Black Wax & 5,000 bpd of heavy Canadian crude - 50% low-cost crude capabilities Crude P/L infrastructure to be in place by refinery project start up Pre-investment for future expansion & optionality to run more heavy Canadian crude and/or Black Wax crudes Increase production of gasoline & diesel by 3,000 bpd Projected cost: $100 million Estimated completion: 4th quarter 2008

UNEV Pipeline: --Salt Lake City to Las Vegas Project Summary: 400 mile 12" pipeline Initial capacity approximately 60,000 bpd, expandable to approximately 120,000 bpd 2 Terminal locations: North Las Vegas and Cedar City, UT Will permit: --Possible product exchanges between Las Vegas & Phoenix/Tucson --Outlets for new refining capacity in the future Projected cost: $300 million Estimated completion: 4th quarter 2008

Concluding Remarks

Holly Opportunities: Expanded Footprint in Southwest / Rocky Mountain States Longhorn Current:1 109,000 bpd of refining capacity Operate in the high margin & high growth Southwest & Rockies markets Can process approx. 80,000 bpd of price advantaged crude feedstock Future: 131,000 bpd of refining capacity2 Can process approx. 120,000 bpd of price advantaged crude feedstock2 Las Vegas added to high growth markets 1 With projects completed in June '06 2 With projects approved and under way

Strong management team Strong financial fundamentals Demonstrated growth ability / commitment to the business Capital initiatives to continue growth in place Demonstrated commitment to Southwest markets Plans to continue to grow with its core markets Building competitive advantage for the future Concluding remarks

Holly Corporation 100 Crescent Court, Suite 1600 Dallas, Texas 75201 (214) 871-3555 Dave Lamp Executive VP-Refining & Marketing www.hollycorp.com Question period from audience